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8K10796.DOC



                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C. 20549




                                   FORM 8-K


                                CURRENT REPORT




    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  October 7, 1996




                                U S WEST, Inc.
            (Exact name of registrant as specified in its charter)
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A Delaware Corporation    Commission File  IRS Employer Identification
(State of incorporation)  Number 1-8611    No. 84-0926774
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              7800 East Orchard Road, Englewood, Colorado 80111
                   (Address of principal executive offices)


                       Telephone Number (303) 793-6500
             (Registrant's telephone number, including area code)

Item  5.    Other  Events

     U S WEST, Inc. issued a press release regarding the closing date for the merger of U S WEST Media Group and Continental Cablevision in the form attached hereto as Exhibit 99.


Item  7.    Exhibits

Exhibit          Description

99     Press Release issued October 7, 1996 entitled "U S WEST Media Group and
Continental  Cablevision  Near  Closing  Date  for  Merger."



                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     U  S  WEST,  Inc.

/s/  STEPHEN  E.  BRILZ
By:___________________________
Stephen  E.  Brilz
Assistant  Secretary

Dated:    October  7,  1996